Exhibit 10.15

Dated           2016

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 KONINKLIJKE BUNGE B.V., as Master Servicer

(3)                                 The Conduit Purchasers party hereto

(4)                                 The Committed Purchasers party hereto

(5)                                 The Purchaser Agents party hereto

(6)                                 COÖPERATIEVE RABOBANK U.A., as Administrative Agent and Purchaser Agent

(7)                                 BUNGE LIMITED, as Performance Undertaking Provider

TENTH AMENDMENT TO THE RECEIVABLES
TRANSFER AGREEMENT

i

THIS TENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated                           , 2016 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 KONINKLIJKE BUNGE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE RABOBANK U.A., as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on May 26, 2016 and as further amended on June 30, 2016) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).

(B)                               The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.

(C)                               This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.                                      AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT

With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as follows:

(a)          In Section 1.1 (Definitions) the definition of “Excluded Obligor” shall be deleted and replaced with the following:

“Excluded Obligor” means any Obligor set forth on Schedule 9 (Excluded Obligors), as such Schedule may be amended from time to time by agreement between the Master Servicer and the Administrative Agent as notified in writing by the Administrative Agent to the other Purchasers with a copy to the Master Servicer (and, for the avoidance of doubt, upon the addition of any Obligor to Schedule 9, only Receivables originated on or after such date of addition shall be excluded from the Portfolio Receivables under the Transaction Documents).  It being understood that upon any change to Schedule 9 any required corresponding change to the list of “Determined Debtors” or “Further Determined Debtors” (under and as defined in the Italian RPA) shall be made concurrently and any changes to the existing “Determined Debtors” of the Italian Originator will only become effective once the list of “Further Determined Debtors” to the Italian RPA has been updated in accordance with Section 2.9 of the Italian RPA.

(b)           Schedule 9 (Excluded Obligors) shall be deleted and replaced with the contents of the Schedule.

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

5.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first written above upon the satisfaction of the following:

(a)                                 The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Parties and the Italian law governed letter agreement setting out the list of Further Determined Debtors (the “Amendment Effective Date”).

Notwithstanding paragraph (a) above, the changes made by this Amendment to Schedule 9 (Excluded Obligors) of the Receivables Transfer Agreement insofar as they relate to the existing “Determined Debtors”of the Italian Originator that are, or as a result of such amendment will constitute “Further Determined Debtors” (as defined in the Italian RPA) contained in the Italian RPA shall only become effective once the list of “Further Determined Debtors” has been correspondingly updated in accordance with Section 2.9 of the Italian RPA.

7.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

8.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

9.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.                               NO PROCEEDING; LIMITED RECOURSE

(a)                                 Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

(b)                                 No recourse under any obligation, covenant or agreement of any Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:
Name:
Title:

By:
Name:
Title:

KONINKLIJKE BUNGE B.V., as Master
Servicer

By:
Name:
Title:

By:
Name:
Title:

BUNGE LIMITED, as Performance Undertaking
Provider

By:
Name:
Title:

By:
Name:
Title:

[Signature to Tenth Amendment to the Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as
Administrative Agent, Committed Purchaser and
Purchaser Agent

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES
CORPORATION B.V., as Conduit Purchaser

By:
Name:
Title:

[Signature to Tenth Amendment to the Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE &
INVESTMENT BANK, as Purchaser Agent and
Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

[Signature to Tenth Amendment to the Receivables Transfer Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as Purchaser Agent

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as Committed Purchaser

By:
Name:
Title:

ALBION CAPITAL CORPORATION S.A., as
Conduit Purchaser

By:
Name:
Title:

[Signature to Tenth Amendment to the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as
Purchaser Agent

By:
Name:
Title:

MATCHPOINT FINANCE PLC, as Committed
Purchaser and Conduit Purchaser

By:
Name:
Title:

[Signature to Tenth Amendment to the Receivables Transfer Agreement]

THE SCHEDULE

SCHEDULE 9

EXCLUDED OBLIGORS